DEAN WITTER GOVERNMENT INCOME TRUST                     Two World Trade Center,
                                                        New York, New York 10048

LETTER TO THE SHAREHOLDERS September 30, 1997

DEAR SHAREHOLDER:

In December 1996 Federal Reserve Board Chairman Alan Greenspan hinted that a preemptive move against rising pressure on prices might be necessary to ensure that inflation remained under control. Almost immediately in the wake of his comments, U.S. bond yields rose as investors grew concerned that an increase in interest rates was imminent. The economy started 1997 with employment expanding, personal income climbing and consumer confidence rising. Concerns regarding a possible interest rate increase, however, still permeated the bond markets.

As anticipated, the Federal Reserve Board voted on March 25, 1997, to raise the federal-funds rate by 25 basis points (0.25 percentage points). Although this move initially sent stocks and bonds lower, many economists applauded the action. This decision was viewed as a strike against inflation designed to prolong the current economic expansion. It first appeared that the Federal Reserve Board was poised for a series of further rate increases. But a slight cooling of economic data, subdued inflation during the second and third quarters and a balanced budget agreement prevented a succession of tightening moves. As a result, interest rates declined.

During the second and third quarter, the Federal Reserve Board members continued to express concern over the probable rise of inflationary pressures due to the continuing strength of the economy and strong employment, but left rates unchanged after each meeting.

Interest rates on intermediate-term U.S. Treasuries were highly volatile over the course of the past twelve months, with five-year U.S. Treasury yields ranging between 5.83 percent and 6.86 percent. On September 30, 1997, the five-year U.S. Treasury note was yielding 5.99 percent, compared to 6.46 percent twelve months earlier.

PERFORMANCE AND PORTFOLIO

On September 30, 1997, Dean Witter Government Income Trust's net asset value
(NAV) per share was $9.32, up from $9.08 on September 30,

DEAN WITTER GOVERNMENT INCOME TRUST

1996. Based on this increase, and including reinvestment of income dividends totaling $0.60 per share, the Trust's total return for the fiscal year ended September 30, 1997, was 10.25 percent. Over the same period, the Trust's market price per share on the New York Stock Exchange (NYSE) increased from $8.25 per share to $8.438. The Trust's total return based on its market price on the NYSE was 9.86 percent. The Trust continued to declare income dividends at a rate of $0.05 per share per month.

During the past twelve months the Trust's average maturity was maintained at approximately 6.7 years. While this strategy has proven successful in 1997, adjustments to the Trust's average maturity in the months ahead will be made as conditions warrant and as attractive investment opportunities become available.

As of September 30, 1997, the Trust had net assets of approximately $430 million. Seventy-eight percent of the Trust's net assets were invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corp. (FHLMC), four percent was invested in U.S. Treasury securities and 16 percent was invested in U.S. government agency obligations. The remaining two percent was held in cash equivalents.

LOOKING AHEAD

For the balance of 1997 and early into 1998, we expect U.S. economic growth to remain healthy. The Federal Reserve Board is likely to look for a confirmation of inordinately strong economic trends coupled with rising inflationary pressures before considering another increase in the federal-funds rate.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 2,349,100 shares of the Trust were purchased on the New York Stock Exchange over the fiscal year ended September 30, 1997.

We appreciate your support of Dean Witter Government Income Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER GOVERNMENT INCOME TRUST

RESULTS OF SPECIAL MEETING (unaudited)

                             *         *         *

On May 20, 1997, a special meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Wayne E. Hedien
         For................................................................  35,232,864
         Withheld...........................................................   1,202,797

  The following Trustees were not standing for reelection at this meeting:
   Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L.
Schroeder

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE PROPOSED MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO:

         For................................................................  33,855,874
         Against............................................................     927,476
         Abstain............................................................   1,652,311

DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS September 30, 1997

PRINCIPAL                        DESCRIPTION
AMOUNT IN                            AND                           COUPON
THOUSANDS                       MATURITY DATE                       RATE         VALUE
------------------------------------------------------------------------------------------
              MORTGAGE-BACKED SECURITIES (77.4%)
              Federal Home Loan Mortgage Corp. (8.9%)
 $ 5,943      12/01/18 - 02/01/19..............................     9.50%     $  6,340,689
  17,494      07/01/09 - 08/01/20..............................    10.00        18,948,631
  11,812      08/01/14 - 05/01/19..............................    10.50        12,971,242
                                                                              ------------
                                                                                38,260,562
                                                                              ------------
              Federal National Mortgage Assoc. (48.8%)
  20,396      11/01/08 - 01/01/09..............................     6.00        19,885,760
  50,459      05/01/07 - 12/01/23..............................     6.50        49,422,095
  47,837      10/01/13 - 04/01/26..............................     7.00        47,642,896
  41,471      01/01/22 - 01/01/27..............................     7.50        42,157,533
  29,994      12/01/21 - 10/01/25..............................     8.00        30,950,506
  14,904      08/01/17 - 05/01/25..............................     8.50        15,555,907
   1,385      09/01/13 - 07/01/23..............................     9.00         1,470,959
   2,500      06/01/18 - 01/01/21..............................     9.50         2,679,309
                                                                              ------------
                                                                               209,764,965
                                                                              ------------
              Government National Mortgage Assoc. (19.7%)
  13,876      02/15/24 - 08/15/25..............................     7.00        13,871,791
  11,034      12/15/22 - 06/15/26..............................     7.50        11,219,928
  13,083      11/15/15 - 12/15/21..............................     8.00        13,524,950
  32,262      05/15/16 - 11/15/24..............................     8.50        33,754,554
  10,330      04/15/17 - 02/15/25..............................     9.00        11,004,942
   1,092      08/15/18 - 08/15/20..............................     9.50         1,182,485
                                                                              ------------
                                                                                84,558,650
                                                                              ------------
              TOTAL MORTGAGE-BACKED SECURITIES
              (Identified Cost $324,542,826).............................      332,584,177
                                                                              ------------

              U.S. GOVERNMENT & AGENCY OBLIGATIONS (20.3%)
   2,000      Federal Farm Credit Corp.
               09/23/04........................................     6.30         2,000,280
   1,000      Federal Farm Credit Corp.
               09/24/07........................................     6.52         1,008,360
  14,000      Federal Home Loan Banks
               02/25/04 - 07/02/12.............................     0.00         8,328,990
   2,000      Federal Home Loan Banks
               08/15/07........................................     6.295        1,984,480
   2,500      Federal National Mortgage Assoc.
               02/01/04 - 08/01/04.............................     0.00         1,650,647
  92,000      Resolution Funding Corp. Coupon Strip
               10/15/01 - 01/15/07.............................     0.00        55,504,395
   8,000      U.S. Treasury Note
               09/30/98........................................     4.75         7,931,840

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

PRINCIPAL                        DESCRIPTION
AMOUNT IN                            AND                           COUPON
THOUSANDS                       MATURITY DATE                       RATE         VALUE
------------------------------------------------------------------------------------------
 $ 3,000      U.S. Treasury Note
               02/15/07........................................     6.25%     $   3,016,170
   2,000      U.S. Treasury Note
               08/15/05........................................     6.50          2,042,340
   5,000      U.S. Treasury Strip
               02/15/03........................................     0.00          3,628,750
                                                                               ------------

              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Identified Cost $85,891,628)..............................        87,096,252
                                                                               ------------

              SHORT-TERM INVESTMENT (a) (1.7%)
              U.S. GOVERNMENT AGENCY
   7,400      Federal Home Loan Mortgage Corp.
               10/01/97 (Amortized Cost $7,400,000)............     6.05          7,400,000
                                                                               ------------

              TOTAL INVESTMENTS
              (Identified Cost $417,834,454) (b)...............     99.4%       427,080,429

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...      0.6          2,683,783
                                                                   -----       ------------
              NET ASSETS.......................................    100.0%      $429,764,212
                                                                   =====       ============

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $13,770,043 and the aggregate gross unrealized depreciation is $4,524,068, resulting in net unrealized appreciation of $9,245,975.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997

ASSETS:
Investments in securities, at value
 (identified cost $417,834,454).......................................    $427,080,429
Cash..................................................................         117,326
Receivable for:
    Interest..........................................................       2,461,431
    Principal paydowns................................................         715,631
Prepaid expenses and other assets.....................................          28,954
                                                                          ------------

    TOTAL ASSETS......................................................     430,403,771
                                                                          ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.........................         290,873
    Investment management fee.........................................         225,798
Accrued expenses and other payables...................................         122,888
                                                                          ------------

    TOTAL LIABILITIES.................................................         639,559
                                                                          ------------

    NET ASSETS........................................................    $429,764,212
                                                                          ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.......................................................    $445,362,729
Net unrealized appreciation...........................................       9,245,975
Accumulated undistributed net investment income.......................         389,057
Accumulated net realized loss.........................................     (25,233,549)
                                                                          ------------

    NET ASSETS........................................................    $429,764,212
                                                                          ============

NET ASSET VALUE PER SHARE,
 46,089,300 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $9.32

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF OPERATIONS
For the year ended September 30, 1997

NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $31,538,193
                                                                           -----------

EXPENSES
Investment management fee..............................................      2,589,522
Transfer agent fees and expenses.......................................        291,968
Custodian fees.........................................................         78,875
Professional fees......................................................         68,935
Shareholder reports and notices........................................         62,650
Registration fees......................................................         34,534
Trustees' fees and expenses............................................         12,851
Other..................................................................          7,949
                                                                           -----------

    TOTAL EXPENSES.....................................................      3,147,284
                                                                           -----------

    NET INVESTMENT INCOME..............................................     28,390,909
                                                                           -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................................................         55,238
Net change in unrealized depreciation..................................      9,296,771
                                                                           -----------

    NET GAIN...........................................................      9,352,009
                                                                           -----------

NET INCREASE...........................................................    $37,742,918
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR           FOR THE YEAR
                                                           ENDED                  ENDED
                                                     SEPTEMBER 30, 1997     SEPTEMBER 30, 1996
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................       $ 28,390,909           $ 30,216,080
Net realized gain................................             55,238                380,329
Net change in unrealized
 appreciation/depreciation.......................          9,296,771             (7,305,945)
                                                        ------------           ------------

    NET INCREASE.................................         37,742,918             23,290,464

Dividends from net investment income.............        (28,178,965)           (30,343,494)
Net decrease from transactions in shares of
 beneficial interest.............................        (19,695,793)           (28,522,051)
                                                        ------------           ------------

    NET DECREASE.................................        (10,131,840)           (35,575,081)
NET ASSETS:
Beginning of period..............................        439,896,052            475,471,133
                                                        ------------           ------------

    END OF PERIOD
    (Including undistributed net investment
    income of
    $389,057 and $177,113, respectively).........       $429,764,212           $439,896,052
                                                        ============           ============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS September 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER GOVERNMENT INCOME TRUST

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1997 aggregated $82,028,527 and $110,236,266, respectively.

DEAN WITTER GOVERNMENT INCOME TRUST

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $5,600.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,467. At September 30, 1997, the Trust had an accrued pension liability of $48,326 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                   PAR VALUE      EXCESS OF
                                                                                      SHARES       OF SHARES      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, September 30, 1995.....................................................    51,828,700     $518,287      $503,485,416
Treasury shares purchased and retired (weighted average discount 7.52%)*........    (3,390,300)     (33,903)      (28,488,148)
                                                                                    ----------     --------      ------------
Balance, September 30, 1996.....................................................    48,438,400      484,384       474,997,268
Treasury shares purchased and retired (weighted average discount 8.91%)*........    (2,349,100)     (23,491)      (19,672,302)
Reclassification due to permanent book/tax differences..........................            --           --       (10,423,130)
                                                                                    ----------     --------      ------------
Balance, September 30, 1997.....................................................    46,089,300     $460,893      $444,901,836
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

On September 23, 1997, the Trust declared the following dividends from net investment income:

 AMOUNT                    RECORD                      PAYABLE
PER SHARE                   DATE                         DATE
---------             -----------------           ------------------
  $0.05                October 3, 1997              October 17, 1997
  $0.05               November 7, 1997             November 21, 1997
  $0.05               December 5, 1997             December 19, 1997

DEAN WITTER GOVERNMENT INCOME TRUST

6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1997, the Trust utilized approximately $73,000 of its net capital loss carryover. At September 30, 1997, the Trust had a net capital loss carryover of approximately $25,208,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

              AMOUNTS IN THOUSANDS
------------------------------------------------
 1998      1999      2002       2003       2004
------     ----     ------     ------     ------
$5,061     $191     $8,299     $9,638     $2,019
======     ====     ======     ======     ======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $26,000 during fiscal 1997.

As of September 30, 1997, the Trust had permanent book/tax differences attributable to an expired capital loss carryover. To reflect reclassifications arising from these differences, paid-in-capital was charged and accumulated net realized loss was credited $10,423,130.

DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                   FOR THE YEAR ENDED SEPTEMBER 30*
                                                                     ------------------------------------------------------------
                                                                       1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................    $   9.08     $   9.17     $   8.69     $   9.54     $   9.72
                                                                     --------     --------     --------     --------     --------
Net investment income............................................        0.61         0.60         0.58         0.62         0.81
Net realized and unrealized gain (loss)..........................        0.19        (0.14)        0.43        (0.77)       (0.29)
                                                                     --------     --------     --------     --------     --------
Total from investment operations.................................        0.80         0.46         1.01        (0.15)        0.52
                                                                     --------     --------     --------     --------     --------
Less dividends from net investment income........................       (0.60)       (0.60)       (0.60)       (0.73)       (0.70)
                                                                     --------     --------     --------     --------     --------
Anti-dilutive effect of acquiring treasury shares................        0.04         0.05         0.07         0.03        --
                                                                     --------     --------     --------     --------     --------
Net asset value, end of period...................................    $   9.32     $   9.08     $   9.17     $   8.69     $   9.54
                                                                     ========     ========     ========     ========     ========
Market value, end of period......................................    $  8.438     $   8.25     $   8.25     $  7.875     $  9.125
                                                                     ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+.........................................        9.86%        7.31%       12.97%       (5.97)%       6.51%
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................        0.73%        0.73%        0.71%        0.70%        0.70%
Net investment income............................................        6.60%        6.56%        6.50%        6.73%        8.54%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $429,764     $439,896     $475,471     $486,634     $551,659
Portfolio turnover rate..........................................          19%          21%          25%          59%         132%

---------------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GOVERNMENT INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Government Income Trust (the "Trust") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 10, 1997

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TRUSTEES
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
---------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
---------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center-Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
---------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



DEAN WITTER
GOVERNMENT
INCOME TRUST


Annual Report
September 30, 1997